SUPPLEMENT DATED MARCH 13, 2008 TO
THE PROXY STATEMENT/PROSPECTUS
DATED JANUARY 15, 2008

RELATING TO THE REORGANIZATION OF
CITIZENS CORE GROWTH FUND,
A SERIES OF CITIZENS FUNDS
One Harbour Place, Suite 400
Portsmouth, NH 03801
WITH AND INTO
SENTINEL RESPONSIBLE INVESTING (SRI) CORE OPPORTUNITIES FUND,
A SERIES OF SENTINEL GROUP FUNDS, INC.
One National Life Drive
Montpelier, VT 06504

The following information supplements or replaces certain information contained the Proxy Statement/Prospectus.  All capitalized terms not defined herein shall have the respective meanings set forth in the Proxy Statement/Prospectus.

SPECIAL MEETING

The special meeting of shareholders of Citizens Core Growth Fund has been adjourned until March 27, 2008 at 10:00 a.m. (Eastern time) at the offices of Citizens Advisers, Inc., One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801.

FEES AND EXPENSES

The Annual Fund Operating Expenses table on Page 4 of the Proxy Statement/Prospectus relating to the Reorganization of the Citizens Core Growth Fund and Citizens Value Fund into the Sentinel Responsible Investing (SRI) Core Opportunities Fund is amended, to reflect a decrease in the contractual waiver amount with respect to Sentinel Responsible Investing (SRI) Core Opportunities Fund Class I shares, by deleting the table in its entirety and replacing it with the following:

Annual Fund Operating Expenses

Fund	Management Fee	12b-1 Fee	Other Expenses	Acquired Fund Fees & Expenses	Total Annual Operating Expenses	Contractual Waivers or Reimbursements	Net Annual Operating Expenses
Citizens Core Growth Standard Administrative Institutional	0.50% 0.50% 0.50%	0.25% 0.25% None	0.77%[5] 0.35%[5] 0.29%[5]		1.52% 1.10% 0.79%	- - -	1.52% 1.10% 0.79%

Citizens Value Standard Institutional	0.70% 0.70%	0.25% None	0.66%[5] 0.44%[5]		1.61%[11] 1.14%[11]	0.32% 0.24%	1.29% 0.90%

Pro Forma – Assuming only the Citizens Core Growth Fund Reorganization
Sentinel Responsible Investing (SRI) Core Opportunities Fund
Class A Class I	0.70%[7] 0.70%[7]	0.30% None	0.19%[8] 0.11%[8]	- -	1.19% 0.81%	- 0.05%	1.19% 0.76%[9]

Fund	Management Fee	12b-1 Fee	Other Expenses	Acquired Fund Fees & Expenses	Total Annual Operating Expenses	Contractual Waivers or Reimbursements	Net Annual Operating Expenses
Pro Forma – Assuming only the Citizens Value Fund Reorganization
Sentinel Responsible Investing (SRI) Core Opportunities
Class A Class I	0.70%[7] 0.70%[7]	0.30% None	0.24%[8] 0.13%[8]	- -	1.24% 0.83%	- 0.04%	1.24% 0.79%[9]

Pro Forma – Assuming both the Citizens Core Growth Fund and Citizens Value Fund Reorganizations
Sentinel Responsible Investing (SRI) Core Opportunities Fund
Class A Class I	0.70%[7] 0.70%[7]	0.30% None	0.16%[8] 0.11%[8]	- -	1.16% 0.81%	- 0.05%	1.16% 0.76%[9]

5 Other expenses for the Citizens Funds include administrative and shareholder service fees.  For all fund classes except the Citizens Core Growth Fund, Standard shares, the shareholder service fee is based on the number of accounts. For the Citizens Core Growth Fund, Standard shares, the fee is a percentage of annual net assets, and will be 0.25% for the current fiscal year and may be as high as 0.35% thereafter.
7 The Sentinel Responsible Investing (SRI) Core Opportunities Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of its average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion.
8 Expenses have been estimated for the current fiscal year.
9 SAM has contractually agreed to limit annual operating expenses of the Sentinel Responsible Investing (SRI) Core Opportunities Fund’s Class I shares to 0.76% (0.79% if only the Citizens Value Fund Reorganization) for a period of one year beginning on the date of the Reorganization.  The Fund’s Class A shares will benefit from this agreement to the extent SAM waives its advisory fee to meet this commitment.
11 Citizens has contractually agreed to limit certain ordinary fees and expenses of the Citizens Value Fund subject to possible future reimbursement in the event that such fees and expenses are less than the operating expense limit agreed to by Citizens.  Citizens is entitled to recoup from the fund only those expense reimbursements and other payments remitted by Citizens for expenses incurred during the previous three years.  The contractual agreement to limit fees and expenses will continue through at least June 30, 2008.  SAM will not continue this contractual arrangement nor will SAM be entitled to recoup the expense reimbursements made by Citizens.

VOTING

The Reorganization of the Citizens Core Growth Fund must be approved by a vote of a majority of the outstanding voting securities of the Fund, voting together, and by the Standard class shareholders, voting separately. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund (or class, as applicable) that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund (or class, as applicable) are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund (or class, as applicable).